UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2013

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XcelMobility Inc.
(Exact Name of Registrant as Specified in its Charter)
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Nevada	000-54333	98-0561888
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

303 Twin Dolphins Drive, Suite 600
Redwood City, CA	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 632-4210

Former Name or Former Address, if Changed Since Last Report:

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events

On September 18, 2013, XcelMobility, Inc., a Nevada corporation (the “Company”) issued a press release attached hereto as Exhibit 99.1, announcing that it has made a strategic decision to change its primary business focus to becoming a wearable computing company. As electronic miniaturization has moved us from mainframes to cellular phones, the Company believes that in the coming years wearable computing will replace or augment cellular phones on a growing basis. The Company believes this will include cellular phones and their related technology being embedded in wearable items, such as watches, belts, shoes, shirts, or glasses. The Company plans to focus on certain applications for wearable computing, including:

1.	Location-based services: core applications include finding friends/family/assets, location-based marketing, and security-related applications.
2.	Medical monitoring: for patients with heart disease, epilepsy, alzheimer's, and other aged-related maladies.
3.	Security force monitoring and deployment: wearable computing with video, sound, and location which allows for remote monitoring and deployment of security forces over the internet and in the cloud.
4.	Secure and touchless payment systems: near field communication-enabled wearable devices have the potential to become the wallets of the future.

Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Current Report on Form 8-K which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development of new business opportunities, operational impact and projected costs, future operations, revenue, profits, gross margins and results of operations. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this Current Report on Form 8-K are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our Annual Report on Form 10-K for the most recent fiscal year, our Quarterly Reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated September 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XcelMobility Inc.,
a Nevada Corporation

Dated: October 1, 2013	/s/ Renyan Ge
Renyan Ge
Chief Executive Officer